Exhibit 99.1

NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Marilynn Meek
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3773

ASHFORD PRIME REPORTS THIRD QUARTER 2016 RESULTS

Comparable RevPAR for All Hotels Increased 4.3%

Completed the Sale of the Courtyard Seattle Downtown

Announced Several Well-Received Corporate Governance Enhancements

Announces Appointment of Richard J. Stockton as CEO

Adds Ken Fearn as an Independent Director

DALLAS, November 2, 2016 -- Ashford Hospitality Prime, Inc. (NYSE: AHP) (“Ashford Prime” or the “Company”) today reported the following results and performance measures for the third quarter ended September 30, 2016.  The performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel EBITDA are comparable assuming each of the hotel properties in the Company’s hotel portfolio as of September 30, 2016 were owned as of the beginning of each of the periods presented.  Unless otherwise stated, all reported results compare the third quarter ended September 30, 2016, with the third quarter ended September 30, 2015 (see discussion below).  The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.

STRATEGIC OVERVIEW

•                 Focused strategy of investing in luxury hotels in resort and gateway markets

•                 Targets conservative leverage levels of Net Debt/EBITDA of 5.0x or less

•                 Highly-aligned management team and advisory structure

•                 Dividend yield of approximately 3.8%

FINANCIAL AND OPERATING HIGHLIGHTS

•                 Net income attributable to common stockholders was $15.9 million or $0.55 per diluted share

•                 Comparable RevPAR for all hotels increased 4.3% to $217.11 during the third quarter

•                 Adjusted EBITDA was $22.0 million

•                 Adjusted funds from operations (AFFO) was $0.38 per diluted share for the quarter

•                 Capex invested in the quarter was $10 million

•                 During the quarter, the Company completed the sale of the 250-room Courtyard Seattle Downtown/Lake Union for $84.5 million in cash ($338,000 per key), which represented a trailing 12-month cap rate of 6.8% on net operating income

WEISMAN GROUP OFFER UPDATE

•                 The Company intends to provide an update on the unsolicited offer it received from the Weisman Group as well as other strategic matters on tomorrow’s conference call

ADVISORY AGREEMENT NEGOTIATION WITH ASHFORD INC.

•                 A special committee of independent directors of the board has been formed to negotiate with a special committee of independent directors from the Ashford Inc. board regarding amending the advisory agreement with a focus on the size of the termination fee and change of control provisions; however, no assurances can be given that progress will be made on these fronts

AHP Reports Third Quarter Results

November 2, 2016

RICHARD J. STOCKTON APPOINTED AS CEO

Today, the Company announced that its Board of Directors has appointed Richard J. Stockton as the Chief Executive Officer of the Company, effective November 14, 2016.  Richard will be attending several upcoming investor conferences including NAREIT’s REITWORLD Convention in Phoenix, AZ on November 15-17, the FBR Investor Conference in New York, NY November 29th, and the SunTrust Lodging & Leisure Conference in Boston, MA on December 1st.  Richard brings a wealth of real estate experience and accomplishments to the Company.  He spent over 15 years at Morgan Stanley in real estate investment banking where he rose from an Associate to Managing Director and regional group head.  At Morgan Stanley, he was head of EMEA Real Estate Banking in London, executing business across Europe, the Middle East, and Africa, and as co-head of the Asia Pacific Real Estate Banking Group, he was responsible for a team of over 20 real estate investment bankers in Hong Kong, Singapore, Sydney and Mumbai.  He left Morgan Stanley in 2013 to become President & CEO-Americas for OUE Limited, a publicly-listed Singaporean property company with over $5 billion in assets.  Most recently, Richard served as Global Chief Operating Officer, Real Estate at Carval Investors, a subsidiary of Cargill with approximately $1 billion in real estate investments and operations in the U.S., Canada, United Kingdom and France.  At Carval, he developed a strategic plan for their real estate business and oversaw capital formation, marketing and operations while also serving as a member of the Global Real Estate Investment Committee.

CORPORATE GOVERNANCE ENHANCEMENTS

After initiating significant outreach and feedback from shareholders, the Company announced that its Board of Directors took a series of actions which are intended to enhance the Company’s corporate governance.  The enhanced governance measures include:

•    Adoption of a majority voting standard for uncontested director elections and a plurality voting standard in contested director elections to be voted on at the next shareholder meeting;

•    Separate the roles of Chairman and CEO;

•    Prohibit share recycling with respect to share forfeitures, stock options and stock appreciation rights under the Company’s stock plan by executives and directors;

•    Implementation of a mandatory equity award retention period for executives and directors;

•    Adoption of a proxy access resolution which would enable a shareholder, or a group of not more than 20 shareholders, who have continuously owned 3% or more of the Company’s common stock for a minimum of 3 years to include nominees in its proxy materials for the greater of two or 20% of the Board; and

•    Addition of up to two independent directors to the Board, one of which, Ken Fearn, was announced during the quarter

ADDITION OF KEN FEARN TO THE BOARD OF DIRECTORS

During the quarter, the Company announced that Ken Fearn has joined the Board of Directors bringing the total number of directors to eight and the total number of independent directors to six.  Ken brings over 21 years of real estate and hospitality experience to the Board.  Currently, he is the founder and Managing Partner of Integrated Capital, a private equity real estate firm with a focus on hospitality assets in markets in the U.S.  Prior to founding Integrated Capital, he was Managing Director and Chief Financial Officer of Maritz, Wolff & Co., a private equity firm engaged in real estate acquisition and development that managed three private equity investment funds totaling $500 million focused on acquiring luxury hotels and resorts.  Prior to Maritz, Wolff, he was with McKinsey & Company in Los Angeles, where he worked with Fortune 200 companies to address issues of profitability and develop business strategies.  Ken’s extensive contacts in the hospitality and commercial real estate industries will be beneficial in his service on the Board of Directors.

AHP Reports Third Quarter Results

November 2, 2016

UPDATE ON THE BARDESSONO HOTEL & SPA PERFORMANCE

During the first full year of ownership of the Bardessono Hotel & Spa, RevPAR increased 7.2%, Hotel EBITDA increased 32.7%, Hotel EBITDA Margin increased 546 basis points, and Hotel EBITDA flow-through was 159%.

CAPITAL STRUCTURE

At September 30, 2016, the Company had total assets of $1.3 billion.  As of September 30, 2016, the Company had $769 million of mortgage debt of which $48 million related to its joint venture partner’s share of debt on the Capital Hilton and Hilton La Jolla Torrey Pines.  The Company’s total combined debt had a blended average interest rate of 4.7%.

COMPLETES SALE OF COURTYARD SEATTLE DOWNTOWN HOTEL

On July 1, 2016, the Company completed the sale of the 250-room Courtyard Seattle Downtown/Lake Union for $84.5 million in cash ($338,000 per key), which represented a trailing 12-month cap rate of 6.8% on net operating income.  The Company realized approximately $15 million in net proceeds from the disposition following the repayment of approximately $65 million of debt and other transaction costs.

PORTFOLIO REVPAR

As of September 30, 2016, the portfolio consisted of direct hotel investments with eleven properties.  During the third quarter of 2016, ten of the Company’s hotels were not under renovation.  The Company believes reporting its operating metrics for its hotels on a comparable total basis (all 11 hotels) and comparable not under renovation basis (10 hotels) is a measure that reflects a meaningful and focused comparison of the operating results in its portfolio.  Details of each category are provided in the tables attached to this release.

•    Comparable RevPAR increased 4.3% to $217.11 for all hotels on a 2.5% increase in ADR and a 1.8% increase in occupancy

•    Comparable RevPAR increased 6.1% to $212.12 for hotels not under renovation on a 4.0% increase in ADR and a 2.0% increase in occupancy

HOTEL EBITDA MARGINS AND QUARTERLY SEASONALITY TRENDS

The Company believes year-over-year Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin comparisons are more meaningful to gauge the performance of the Company’s hotels than sequential quarter-over-quarter comparisons.  Given the substantial seasonality in the Company’s portfolio, to help investors better understand this seasonality, the Company provides quarterly detail on its Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin for the current and certain prior-year periods based upon the number of hotels in the Company’s portfolio as of the end of the current period.  As the Company’s portfolio mix changes from time to time so will the seasonality for Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin.  The details of the quarterly calculations for the previous four quarters for the eleven hotels are provided in the table attached to this release.

COMMON STOCK DIVIDEND

On September 15, 2016, the Company announced that its Board of Directors declared a quarterly cash dividend of $0.12 per diluted share for the Company's common stock for the third quarter ending September 30, 2016.  The dividend, which equates to an annual rate of $0.48 per share, is payable on October 17, 2016, to shareholders of record as of September 30, 2016.

“During the quarter, we continued to make progress on our strategic initiatives through the sale of the Courtyard Seattle at an attractive valuation for our shareholders,” said Monty J. Bennett, Ashford Prime’s Chairman of the Board.  “We believe these initiatives have been successful.  Additionally, we took meaningful steps to strengthen our corporate governance practices, including adding another independent director, Ken Fearn, to our Board of Directors.  We are also pleased to announce the appointment of Richard Stockton as the Company’s new CEO.  We believe Richard’s background and skillset are well-suited for leading Ashford Prime, and we will continue to focus on delivering strong operational results and maximizing shareholder value.”

AHP Reports Third Quarter Results

November 2, 2016

INVESTOR CONFERENCE CALL AND SIMULCAST

Ashford Hospitality Prime, Inc. will conduct a conference call on Thursday, November 3, 2016, at 11:00 a.m. ET.  The number to call for this interactive teleconference is (719) 325-2355. A replay of the conference call will be available through Thursday, November 10, 2016, by dialing (719) 457-0820 and entering the confirmation number, 2763832.

The Company will also provide an online simulcast and rebroadcast of its third quarter 2016 earnings release conference call.  The live broadcast of Ashford Hospitality Prime’s quarterly conference call will be available online at the Company's web site, www.ahpreit.com on Thursday, November 3, 2016, beginning at 11:00 a.m. ET.  The online replay will follow shortly after the call and continue for approximately one year.

Substantially all of our non-current assets consist of real estate investments secured by real estate.  Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time.  Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider supplemental measures of performance, which are not measures of operating performance under GAAP, to assist in evaluating a real estate company's operations. These supplemental measures include FFO, AFFO, EBITDA, and Hotel EBITDA.  FFO is computed in accordance with our interpretation of standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the NAREIT definition differently than us.  Neither FFO, AFFO, EBITDA, nor Hotel EBITDA represents cash generated from operating activities as determined by GAAP and should not be considered as an alternative to a) GAAP net income (loss) as an indication of our financial performance or b) GAAP cash flows from operating activities as a measure of our liquidity, nor are such measures indicative of funds available to satisfy our cash needs, including our ability to make cash distributions.  However, management believes FFO, AFFO, EBITDA, and Hotel EBITDA to be meaningful measures of a REIT's performance and should be considered along with, but not as an alternative to, net income and cash flow as a measure of our operating performance.

*  *  *  *  *

Ashford Hospitality Prime is a real estate investment trust (REIT) focused on investing in luxury hotels located in resort and gateway markets.

Ashford has created an Ashford App for the hospitality REIT investor community.  The Ashford App is available for free download at Apple’s App Store and the Google Play Store by searching “Ashford.”

Certain statements and assumptions in this press release contain or are based upon "forward-looking" information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements in this press release include, among others, statements about the implied share price for the Company’s common stock.  These forward-looking statements are subject to risks and uncertainties.  When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements.  Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford Prime’s control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation:  general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy; our ability to successfully complete and integrate acquisitions, and manage our planned growth, and the degree and nature of our competition.  These and other risk factors are more fully discussed in Ashford Prime’s filings with the Securities and Exchange Commission.  EBITDA is defined as net income before interest, taxes, depreciation and amortization.  EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price.

AHP Reports Third Quarter Results

November 2, 2016

A capitalization rate is determined by dividing the property's annual net operating income by the purchase price.  Net operating income is the property's funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues.  Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues.  Hotel EBITDA Margin is Hotel EBITDA divided by total revenues.  Funds from operations ("FFO"), as defined by the White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT") in April 2002, represents net income (loss) computed in accordance with generally accepted accounting principles ("GAAP"), excluding gains (or losses) from sales of properties and extraordinary items as defined by GAAP, plus depreciation and amortization of real estate assets, and net of adjustments for the portion of these items related to unconsolidated entities and joint ventures.

The forward-looking statements included in this press release are only made as of the date of this press release.  Investors should not place undue reliance on these forward-looking statements.  We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(in thousands, except share amounts)

(unaudited)

	September 30,	December 31,
	2016	2015
ASSETS
Investments in hotel properties, net	$1,018,889	$1,091,479
Cash and cash equivalents	128,625	105,039
Restricted cash	41,098	33,135
Accounts receivable, net of allowance of $73 and $68, respectively	17,527	13,370
Inventories	1,401	1,451
Note receivable	8,098	8,098
Deferred costs, net	139	755
Prepaid expenses	4,495	3,132
Investment in securities investment fund	-	48,365
Investment in Ashford Inc., at fair value	9,286	10,377
Derivative assets	3,012	753
Other assets	1,623	2,543
Intangible asset, net	22,920	23,160
Due from Ashford Trust OP, net	7	-
Due from related party, net	454	371
Due from third-party hotel managers	6,554	10,722

Total assets	$1,264,128	$1,352,750

LIABILITIES AND EQUITY
Liabilities:
Indebtedness, net	$766,030	$835,592
Accounts payable and accrued expenses	51,123	43,568
Dividends payable	4,876	3,439
Unfavorable management contract liabilities	-	158
Due to Ashford Trust OP, net	-	528
Due to Ashford Inc.	3,721	6,369
Due to third-party hotel managers	1,117	1,158
Intangible liability, net	3,640	3,682
Other liabilities	1,354	1,181

Total liabilities	831,861	895,675

5.50% Series B cumulative convertible preferred stock, $0.01 par value, 2,890,850 and 2,600,000 shares issued and outstanding at September 30, 2016 and December 31, 2015, respectively	65,960	62,248
Redeemable noncontrolling interests in operating partnership	63,095	61,781

Equity:
Common stock, $0.01 par value, 200,000,000 shares authorized, 25,646,528 and 28,471,775 shares issued and outstanding at September 30, 2016 and December 31, 2015, respectively	256	285
Additional paid-in capital	399,517	438,347
Accumulated deficit	(90,662)	(99,773)
Total stockholders’ equity of the Company	309,111	338,859
Noncontrolling interest in consolidated entities	(5,899)	(5,813)

Total equity	303,212	333,046

Total liabilities and equity	$1,264,128	$1,352,750

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
REVENUE
Rooms	$73,944	$70,584	$222,778	$192,868
Food and beverage	20,106	16,346	72,022	58,368
Other	5,568	3,795	16,977	10,038

Total hotel revenue	99,618	90,725	311,777	261,274
Other	33	34	103	111

Total revenue	99,651	90,759	311,880	261,385

EXPENSES
Hotel operating expenses
Rooms	16,926	14,804	49,841	41,895
Food and beverage	15,944	12,318	51,656	38,926
Other expenses	28,249	25,508	86,923	69,405
Management fees	3,820	3,709	11,958	10,564

Total hotel operating expenses	64,939	56,339	200,378	160,790

Property taxes, insurance and other	5,120	4,585	14,677	13,781
Depreciation and amortization	11,175	11,308	34,342	32,384
Advisory services fee:
Base advisory fee	2,103	2,144	6,334	6,513
Incentive fee	487	-	772	-
Reimbursable expenses	730	435	2,027	1,417
Non-cash stock/unit-based compensation	1,134	935	3,220	1,846
Transaction costs	63	255	501	255
Corporate, general and administrative:
Non-cash stock/unit-based compensation	50	-	271	254
Other general and administrative	2,603	1,502	16,143	3,556

Total operating expenses	88,404	77,503	278,665	220,796

OPERATING INCOME	11,247	13,256	33,215	40,589

Equity in loss of unconsolidated entity	-	(3,399)	(2,587)	(4,219)
Interest income	50	12	132	21
Gain on sale of hotel property	26,359	-	26,359	-
Other income (expense)	(78)	(59)	(88)	1,233
Interest expense	(9,028)	(8,706)	(28,660)	(26,225)
Amortization of loan costs	(767)	(642)	(2,406)	(1,835)
Write-off of loan costs and exit fees	(2,595)	-	(2,595)	(54)
Unrealized loss on investments	(458)	(5,621)	(1,091)	(5,621)
Unrealized gain (loss) on derivatives	(3,912)	(2,061)	2,218	(2,101)

INCOME (LOSS) BEFORE INCOME TAXES	20,818	(7,220)	24,497	1,788
Income tax (expense) benefit	504	(62)	(1,022)	(371)

NET INCOME (LOSS)	21,322	(7,282)	23,475	1,417
Income from consolidated entities attributable to noncontrolling interest	(2,504)	(1,090)	(2,569)	(1,068)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	(1,960)	1,532	(1,994)	(671)

NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	16,858	(6,840)	18,912	(322)
Preferred dividends	(994)	(895)	(2,866)	(1,093)

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$15,864	$(7,735)	$16,046	$(1,415)

INCOME (LOSS) PER SHARE – BASIC AND DILUTED
Basic:

Net income (loss) attributable to common stockholders	$0.61	$(0.29)	$0.58	$(0.06)

Weighted average common shares outstanding – basic	25,554	27,162	27,261	25,109

Diluted:

Net income (loss) attributable to common stockholders	$0.55	$(0.29)	$0.56	$(0.06)

Weighted average common shares outstanding – diluted	33,874	27,162	31,887	25,109

Dividends declared per common share:	$0.12	$0.10	$0.34	$0.25

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME TO EBITDA AND ADJUSTED EBITDA

(in thousands)

(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015

Net income (loss)	$21,322	$(7,282)	$23,475	$1,417
Income from consolidated entities attributable to noncontrolling interest	(2,504)	(1,090)	(2,569)	(1,068)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	(1,960)	1,532	(1,994)	(671)
Net income (loss) attributable to the Company	16,858	(6,840)	18,912	(322)

Interest income	(50)	(12)	(132)	(21)
Interest expense and amortization of loan costs	9,380	8,965	29,839	26,924
Depreciation and amortization	10,459	10,594	32,216	30,222
Income tax expense (benefit)	(504)	62	1,022	371
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	1,960	(1,532)	1,994	671

EBITDA available to the Company and OP unitholders	38,103	11,237	83,851	57,845

Amortization of favorable (unfavorable) contract assets (liabilities)	43	(2)	69	(109)
Write-off of loan costs and exit fees	2,595	-	2,595	54
Transaction costs	63	255	501	255
Gain on sale of hotel property	(26,359)	-	(26,359)	-
Unrealized loss on investments	458	5,621	1,091	5,621
Unrealized (gain) loss on derivatives	3,912	2,061	(2,218)	2,097
Other (income) expense	78	59	88	(1,233)
Non-cash, non-employee stock/unit-based compensation	1,234	935	3,541	2,101
Legal and advisory costs	1,830	600	14,056	912
Company’s portion of unrealized loss of investment in securities investment fund	-	3,399	2,587	4,219
Adjusted EBITDA available to the Company and OP unitholders	$21,957	$24,165	$79,802	$71,762

RECONCILIATION OF NET INCOME TO FUNDS FROM OPERATIONS (“FFO”) AND ADJUSTED FFO

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015

Net income (loss)	$21,322	$(7,282)	$23,475	$1,417
Income from consolidated entities attributable to noncontrolling interest	(2,504)	(1,090)	(2,569)	(1,068)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	(1,960)	1,532	(1,994)	(671)
Preferred dividends	(994)	(895)	(2,866)	(1,093)
Net income (loss) attributable to common stockholders	15,864	(7,735)	16,046	(1,415)

Depreciation and amortization on real estate	10,459	10,594	32,216	30,222
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	1,960	(1,532)	1,994	671
Gain on sale of hotel property	(26,359)	-	(26,359)	-

FFO available to common stockholders and OP unitholders	1,924	1,327	23,897	29,478

Preferred dividends	994	895	2,866	1,093
Unrealized loss on investments	458	5,621	1,091	5,621
Unrealized (gain) loss on derivatives	3,912	2,061	(2,218)	2,097
Other (income) expense	78	59	88	(1,233)
Transaction costs	63	255	501	255
Non-cash, non-employee stock/unit-based compensation	1,234	935	3,541	2,101
Legal and advisory costs	1,830	600	14,056	912
Write-off of loan costs and exit fees	2,595	-	2,595	54
Company’s portion of unrealized loss of investment in securities investment fund	-	3,399	2,587	4,219

Adjusted FFO available to the Company and OP unitholders	$13,088	$15,152	$49,004	$44,597

Adjusted FFO per diluted share available to the Company and OP unitholders	$0.38	$0.42	$1.38	$1.31

Weighted average diluted shares	33,995	36,232	35,609	34,046

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

SUMMARY OF INDEBTEDNESS

SEPTEMBER 30, 2016

(dollars in thousands)

(unaudited)

							Comparable	Comparable
			Fixed-Rate	Floating-Rate		Total	TTM Hotel	TTM EBITDA
Indebtedness	Maturity	Interest Rate	Debt	Debt		Debt	EBITDA (6)	Debt Yield

Senior credit facility - Various	November 2016	Base Rate(5) + 1.25% to 2.75% or LIBOR + 2.25% to 3.75%	$-	$-	(1)	$-	$ N/A	N/A
GACC Sofitel - 1 hotel	March 2017	LIBOR + 2.30%	-	80,000	(4)	80,000	8,306	10.4%
Credit Agricole Pier House - 1 hotel	March 2017	LIBOR + 2.25%	-	70,000	(2)	70,000	10,145	14.5%
Wachovia Philly CY - 1 hotel	April 2017	5.91%	33,010	-		33,010	13,017	39.4%
Wachovia 3 - 1 hotel	April 2017	5.95%	56,136	-		56,136	13,817	24.6%
Wachovia 7 - 3 hotels	April 2017	5.95%	246,277	-		246,277	32,445	13.2%
Column Financial Bardessono - 1 hotel	December 2017	LIBOR + 4.95%	-	40,000	(2)	40,000	4,848	12.1%
Apollo Ritz-Carlton St. Thomas - 1 hotel	December 2017	LIBOR + 4.95%	-	42,000	(2)	42,000	9,112	21.7%
TIF Philly CY - 1 hotel	June 2018	12.85%	8,098	-		8,098	N/A	N/A
Aareal - 2 hotels	November 2019	LIBOR + 2.65%	-	193,428	(3)	193,428	28,812	14.9%

Total			$343,521	$425,428		$768,949	$120,502	15.7%

Percentage			44.7%	55.3%		100.0%

Weighted average interest rate			6.11%	3.49%		4.66%

All indebtedness is non-recourse with the exception of the senior credit facility.

(1) This credit facility has two one-year extension options subject to advance notice, certain conditions and a 0.25% extension fee beginning November 2016.

(2) This mortgage loan has three one-year extension options subject to satisfaction of certain conditions.

(3) This mortgage loan has two one-year extension options subject to satisfaction of certain conditions.

(4) This mortgage loan has three one-year extension options subject to satisfaction of certain conditions, of which the first was exercised in March 2016.

(5) Base Rate, as defined in the secured revolving credit facility agreement, is the greater of (i) the prime rate set by Bank of America, or (ii) federal funds rate + 0.5%.

(6) See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED

SEPTEMBER 30, 2016

(in thousands)

(unaudited)

	2016	2017	2018	2019	2020	Thereafter	Total

Senior credit facility - Various	$-	$-	$-	$-	$-	$-	$-
Wachovia Philly CY - 1 hotel	-	32,532	-	-	-	-	32,532
Wachovia 3 - 1 hotel	-	55,682	-	-	-	-	55,682
Wachovia 7 - 3 hotels	-	242,202	-	-	-	-	242,202
TIF Philly CY - 1 hotel	-	-	8,098	-	-	-	8,098
GACC Sofitel - 1 hotel	-	-	-	80,000	-	-	80,000
Credit Agricole Pier House - 1 hotel	-	-	-	-	70,000	-	70,000
Column Financial Bardessono - 1 hotel	-	-	-	-	40,000	-	40,000
Apollo Ritz-Carlton St. Thomas - 1 hotel	-	-	-	-	42,000	-	42,000
Aareal - 2 hotels	-	-	-	-	-	177,486	177,486

Principal due in future periods	$-	$330,416	$8,098	$80,000	$152,000	$177,486	$748,000

Scheduled amortization payments remaining	1,495	7,167	2,939	3,120	3,312	2,916	20,949

Total indebtedness	$1,495	$337,583	$11,037	$83,120	$155,312	$180,402	$768,949

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

KEY PERFORMANCE INDICATORS

(unaudited)

ALL HOTELS:	Three Months Ended
	September 30,
	Actual	Non- comparable adjustments	Comparable	Actual	Non- comparable adjustments	Comparable	Actual	Comparable
	2016	2016	2016	2015	2015	2015	% Variance	% Variance

Rooms revenue (in thousands)	$73,944	$-	$73,944	$70,584	$295	$70,879	4.76%	4.32%
RevPAR	$217.11	$	$217.11	$203.69	$(49.72)	$208.11	6.59%	4.32%
Occupancy	86.89%	0.00%	86.89%	85.75%	108.90%	85.35%	1.33%	1.81%
ADR	$249.86	$-	$249.86	$237.53	$(45.66)	$243.83	5.19%	2.47%

ALL HOTELS:	Nine Months Ended
	September 30,
	Actual	Non- comparable adjustments	Comparable	Actual	Non- comparable adjustments	Comparable	Actual	Comparable
	2016	2016	2016	2015	2015	2015	% Variance	% Variance

Rooms revenue (in thousands)	$222,778	$(6,969)	$215,809	$192,868	$17,044	$209,912	15.51%	2.81%
RevPAR	$210.20	$(153.16)	$212.76	$189.52	$(2,305.72)	$207.78	10.91%	2.39%
Occupancy	83.65%	(83.73%)	83.65%	83.61%	(77.57%)	83.65%	0.05%	0.00%
ADR	$251.27	$(182.92)	$254.34	$226.68	$(2,972.42)	$248.39	10.85%	2.40%

NOTES:

(1)     The above comparable information assumes the eleven hotel properties owned and included in the Company’s operations at September 30, 2016, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotels acquired during the period offset by results from hotels sold during the period.

(2)     All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition. The financial statements for the Bardessono Hotel and Spa as of and for the six months ended June 30, 2015, were reviewed by independent auditors and were included in our Current Report on Form 8-K/A filed on February 3, 2016. The financial statements for the Ritz-Carlton St. Thomas as of and for the nine months ended September 30, 2015, were reviewed  by our auditors and were included in our Current Report on Form 8-K/A filed on February 26, 2016.

ALL HOTELS	Three Months Ended
NOT UNDER RENOVATION:	September 30,
	Actual	Non- comparable adjustments	Comparable	Actual	Non- comparable adjustments	Comparable	Actual	Comparable
	2016	2016	2016	2015	2015	2015	% Variance	% Variance

Rooms revenue (in thousands)	$64,342	$-	$64,342	$60,368	$295	$60,663	6.58%	6.06%
RevPAR	$212.12	$-	$212.12	$195.20	$(49.72)	$200.00	8.67%	6.06%
Occupancy	86.03%	0.00%	86.03%	84.79%	108.90%	84.32%	1.46%	2.02%
ADR	$246.58	$-	$246.58	$230.21	$(45.66)	$237.19	7.11%	3.96%

ALL HOTELS	Nine Months Ended
NOT UNDER RENOVATION:	September 30,
	Actual	Non- comparable adjustments	Comparable	Actual	Non- comparable adjustments	Comparable	Actual	Comparable
	2016	2016	2016	2015	2015	2015	% Variance	% Variance

Rooms revenue (in thousands)	$194,676	$(6,969)	$187,707	$165,132	$17,044	$182,176	17.89%	3.04%
RevPAR	$205.16	$(153.16)	$207.78	$182.05	$(2,305.72)	$202.49	12.70%	2.62%
Occupancy	82.90%	(83.73%)	82.86%	82.50%	77.57%	82.54%	0.50%	0.40%
ADR	$247.47	$(182.92)	$250.76	$220.67	$(2,972.42)	$245.33	12.14%	2.21%

NOTES:

(1)     The above comparable information assumes the ten hotel properties owned and included in the Company’s operations at September 30,2016, and not under renovation during the three months ended September 30, 2016, were owned as of the beginning of the periods presented. Non-comparable adjustments include pre-acquisition results from hotels acquired during the period offset by results from hotels sold during the period.

(2)     All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition. The financial statements for the Bardessono Hotel and Spa as of and for the six months ended June 30, 2015, were reviewed by independent auditors and were included in our Current Report on Form 8-K/A filed on February 3, 2016. The financial statements for the Ritz-Carlton St. Thomas as of and for the nine months ended September 30, 2015, were reviewed  by our auditors and were included in our Current Report on Form 8-K/A filed on February 26, 2016.

(3)     Excluded Hotels Under Renovation:

San Francisco Courtyard Downtown

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

HOTEL EBITDA

(dollars in thousands)

(unaudited)

ALL HOTELS:	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2016	2015	% Variance	2016	2015	% Variance

Total hotel revenue	$99,618	$90,725	9.80%	$311,777	$261,274	19.33%
Non-comparable adjustments	-	4,935		(7,995)	36,603
Comparable total hotel revenue	$99,618	$95,660	4.14%	$303,782	$297,877	1.98%

Hotel EBITDA	$29,971	$30,087	(0.39%)	$97,913	$87,426	12.00%
Non-comparable adjustments	4	(1,528)		(3,164)	3,608
Comparable Hotel EBITDA	$29,975	$28,559	4.96%	$94,749	$91,034	4.08%
Hotel EBITDA Margin	30.09%	33.16%	(3.08%)	31.40%	33.46%	(2.06%)
Comparable Hotel EBITDA Margin	30.09%	29.85%	0.24%	31.19%	30.56%	0.63%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$1,688	$1,427	18.29%	$5,864	$5,615	4.43%
Hotel EBITDA attributable to the Company and OP unitholders	$28,283	$28,660	(1.32%)	$92,049	$81,811	12.51%
Comparable Hotel EBITDA attributable to the Company and OP unitholders	$28,287	$27,132	4.26%	$88,885	$85,419	4.06%

NOTES:

(1)          The above comparable information assumes the eleven hotel properties owned and included in the Company’s operations at September 30, 2016, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotels acquired during the period offset by results from hotels sold during the period.

(2)          All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition. The financial statements for the Bardessono Hotel and Spa as of and for the six months ended June 30, 2015, were reviewed by independent auditors and were included in our Current Report on Form 8-K/A filed on February 3, 2016. The financial statements for the Ritz-Carlton St. Thomas as of and for the nine months ended September 30, 2015, were reviewed  by our auditors and were included in our Current Report on Form 8-K/A filed on February 26, 2016. Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates.

(3)          See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ALL HOTELS

NOT UNDER RENOVATION:

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2016	2015	% Variance	2016	2015	% Variance

Total hotel revenue	$88,819	$79,023	12.40%	$279,708	$228,989	22.15%
Non-comparable adjustments	-	4,935		(7,995)	36,603
Comparable total hotel revenue	$88,819	$83,958	5.79%	$271,713	$265,592	2.30%

Hotel EBITDA	$26,164	$26,109	0.21%	$87,110	$76,745	13.51%
Non-comparable adjustments	4	(1,528)		(3,164)	3,608
Comparable Hotel EBITDA	$26,168	$24,581	6.46%	$83,946	$80,353	4.47%
Hotel EBITDA Margin	29.46%	33.04%	(3.58%)	31.14%	33.51%	(2.37%)
Comparable Hotel EBITDA Margin	29.46%	29.28%	0.18%	30.90%	30.25%	0.64%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$1,688	$1,427	18.29%	$5,864	$5,615	4.43%
Hotel EBITDA attributable to the Company and OP unitholders	$24,476	$24,682	(0.83%)	$81,246	$71,130	14.22%
Comparable Hotel EBITDA attributable to the Company and OP unitholders	$24,480	$23,154	5.73%	$78,082	$74,738	4.47%

NOTES:

(1)          The above comparable information assumes the ten hotel properties owned and included in the Company’s operations at September 30,2016, and not under renovation during the three months ended September 30, 2016, were owned as of the beginning of the periods presented. Non-comparable adjustments include pre-acquisition results from hotels acquired during the period offset by results from hotels sold during the period.

(2)          All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition. The financial statements for the Bardessono Hotel and Spa as of and for the six months ended June 30, 2015, were reviewed by independent auditors and were included in our Current Report on Form 8-K/A filed on February 3, 2016. The financial statements for the Ritz-Carlton St. Thomas as of and for the nine months ended September 30, 2015, were reviewed  by our auditors and were included in our Current Report on Form 8-K/A filed on February 26, 2016. Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates.

(3)          See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

(4)          Excluded Hotels Under Renovation:

San Francisco Courtyard Downtown

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY

(in thousands, except operating information)

(unaudited)

THE FOLLOWING TABLE PRESENTS SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY:

	Three Months Ended September 30,
	Actual	Non- comparable adjustments	Comparable	Actual	Non- comparable adjustments	Comparable	Actual	Comparable
	2016	2016	2016	2015	2015	2015	% Variance	% Variance

CAPITAL HILTON WASHINGTON DC
Selected Financial Information:
Rooms Revenue	$9,720	$-	$9,720	$9,227	$-	$9,227	5.34%	5.34%
Total Hotel Revenue	$13,427	$-	$13,427	$12,216	$-	$12,216	9.91%	9.91%
Hotel EBITDA	$3,228	$-	$3,228	$2,863	$-	$2,863	12.75%	12.75%
Hotel EBITDA Margin	24.04%	-	24.04%	23.44%	-	23.44%	0.60%	0.60%
Selected Operating Information:
RevPAR	$192.09	$-	$192.09	$182.34	$-	$182.34	5.35%	5.35%
Occupancy	91.90%	0.00%	91.90%	91.54%	0.00%	91.54%	0.39%	0.39%
ADR	$209.03	$-	$209.03	$199.19	$-	$199.19	4.94%	4.94%

LA JOLLA HILTON TORREY PINES
Selected Financial Information:
Rooms Revenue	$6,748	$-	$6,748	$6,557	$-	$6,557	2.91%	2.91%
Total Hotel Revenue	$10,747	$-	$10,747	$9,560	$-	$9,560	12.42%	12.42%
Hotel EBITDA	$3,525	$-	$3,525	$2,845	$-	$2,845	23.90%	23.90%
Hotel EBITDA Margin	32.80%	-	32.80%	29.76%	-	29.76%	3.04%	3.04%
Selected Operating Information:
RevPAR	$186.16	$-	$186.16	$180.91	$-	$180.91	2.91%	2.91%
Occupancy	90.40%	0.00%	90.40%	89.29%	0.00%	89.29%	1.24%	1.24%
ADR	$205.94	$-	$205.94	$202.61	$-	$202.61	1.64%	1.64%

CHICAGO SOFITEL MAGNIFICENT MILE
Selected Financial Information:
Rooms Revenue	$8,050	$-	$8,050	$8,174	$-	$8,174	(1.52%)	(1.52%)
Total Hotel Revenue	$10,672	$-	$10,672	$10,922	$-	$10,922	(2.29%)	(2.29%)
Hotel EBITDA	$3,026	$-	$3,026	$3,329	$-	$3,329	(9.10%)	(9.10%)
Hotel EBITDA Margin	28.35%	-	28.35%	30.48%	-	30.48%	(2.13%)	(2.13%)
Selected Operating Information:
RevPAR	$210.87	$-	$210.87	$214.10	$-	$214.10	(1.51%)	(1.51%)
Occupancy	91.35%	0.00%	91.35%	88.97%	0.00%	88.97%	2.68%	2.68%
ADR	$230.83	$-	$230.83	$240.64	$-	$240.64	(4.08%)	(4.08%)

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms Revenue	$4,424	$-	$4,424	$3,565	$325	$3,890	24.10%	13.73%
Total Hotel Revenue	$5,614	$-	$5,614	$4,944	$432	$5,376	13.55%	4.43%
Hotel EBITDA	$1,916	$-	$1,916	$1,650	$131	$1,781	16.12%	7.58%
Hotel EBITDA Margin	34.13%	-	34.13%	33.37%	30.32%	33.13%	0.76%	1.00%
Selected Operating Information:
RevPAR	$775.56	$-	$775.56	$684.43	$656.20	$681.98	13.31%	13.72%
Occupancy	91.83%	0.00%	91.83%	81.57%	80.85%	81.50%	12.58%	12.67%
ADR	$844.55	$-	$844.55	$839.10	$811.66	$836.74	0.65%	0.93%

KEY WEST PIER HOUSE RESORT
Selected Financial Information:
Rooms Revenue	$3,790	$-	$3,790	$3,652	$-	$3,652	3.78%	3.78%
Total Hotel Revenue	$4,888	$-	$4,888	$4,717	$-	$4,717	3.63%	3.63%
Hotel EBITDA	$1,676	$-	$1,676	$1,505	$-	$1,505	11.36%	11.36%
Hotel EBITDA Margin	34.29%	-	34.29%	31.91%	-	31.91%	2.38%	2.38%
Selected Operating Information:
RevPAR	$290.06	$-	$290.06	$279.53	$-	$279.53	3.77%	3.77%
Occupancy	87.91%	0.00%	87.91%	87.29%	0.00%	87.29%	0.71%	0.71%
ADR	$329.97	$-	$329.97	$320.25	$-	$320.25	3.04%	3.04%

PHILADELPHIA COURTYARD DOWNTOWN
Selected Financial Information:
Rooms Revenue	$8,209	$-	$8,209	$6,534	$-	$6,534	25.64%	25.64%
Total Hotel Revenue	$9,544	$-	$9,544	$7,755	$-	$7,755	23.07%	23.07%
Hotel EBITDA	$4,081	$-	$4,081	$3,061	$-	$3,061	33.32%	33.32%
Hotel EBITDA Margin	42.76%	-	42.76%	39.47%	-	39.47%	3.29%	3.29%
Selected Operating Information:
RevPAR	$178.82	$-	$178.82	$142.33	$-	$142.33	25.64%	25.64%
Occupancy	84.50%	0.00%	84.50%	83.95%	0.00%	83.95%	0.66%	0.66%
ADR	$211.62	$-	$211.62	$169.54	$-	$169.54	24.82%	24.82%

PLANO MARRIOTT LEGACY TOWN CENTER
Selected Financial Information:
Rooms Revenue	$4,739	$-	$4,739	$5,157	$-	$5,157	(8.11%)	(8.11%)
Total Hotel Revenue	$7,122	$-	$7,122	$7,498	$-	$7,498	(5.01%)	(5.01%)
Hotel EBITDA	$2,273	$-	$2,273	$2,645	$-	$2,645	(14.06%)	(14.06%)
Hotel EBITDA Margin	31.92%	-	31.92%	35.28%	-	35.28%	(3.36%)	(3.36%)
Selected Operating Information:
RevPAR	$127.50	$-	$127.50	$138.76	$-	$138.76	(8.12%)	(8.12%)
Occupancy	71.36%	0.00%	71.36%	73.20%	0.00%	73.20%	(2.52%)	(2.52%)
ADR	$178.68	$-	$178.68	$189.56	$-	$189.56	(5.74%)	(5.74%)

	Three Months Ended September 30,
	Actual	Non- comparable adjustments	Comparable	Actual	Non- comparable adjustments	Comparable	Actual	Comparable
	2016	2016	2016	2015	2015	2015	% Variance	% Variance

SAN FRANCISCO COURTYARD DOWNTOWN
Selected Financial Information:
Rooms Revenue	$9,602	$-	$9,602	$10,216	$-	$10,216	(6.01%)	(6.01%)
Total Hotel Revenue	$10,799	$-	$10,799	$11,702	$-	$11,702	(7.72%)	(7.72%)
Hotel EBITDA	$3,807	$-	$3,807	$3,978	$-	$3,978	(4.30%)	(4.30%)
Hotel EBITDA Margin	35.25%	-	35.25%	33.99%	-	33.99%	1.26%	1.26%
Selected Operating Information:
RevPAR	$257.71	$-	$257.71	$274.17	$-	$274.17	(6.00%)	(6.00%)
Occupancy	93.95%	0.00%	93.95%	93.74%	0.00%	93.74%	0.22%	0.22%
ADR	$274.31	$-	$274.31	$292.48	$-	$292.48	(6.21%)	(6.21%)

SEATTLE COURTYARD DOWNTOWN
Selected Financial Information:
Rooms Revenue	$-	$-	$-	$5,041	$(5,041)	$-	(100.00%)	0.00%
Total Hotel Revenue	$-	$-	$-	$5,662	$(5,662)	$-	(100.00%)	0.00%
Hotel EBITDA	$(4)	$4	$	$2,302	$(2,302)	$-	(100.17%)	0.00%
Hotel EBITDA Margin	0.00%	0.00%	0.00%	40.66%	(40.66%)	0.00%	(40.66%)	0.00%
Selected Operating Information:
RevPAR	$-	$-	$-	$219.16	$219.16	$-	$-	0.00%
Occupancy	0.00%	0.00%	0.00%	85.47%	85.47%	0.00%	0.00%	0.00%
ADR	$-	$-	$-	$256.43	$256.43	$-	$-	0.00%

SEATTLE MARRIOTT WATERFRONT
Selected Financial Information:
Rooms Revenue	$10,186	$-	$10,186	$9,636	$-	$9,636	5.71%	5.71%
Total Hotel Revenue	$12,072	$-	$12,072	$11,586	$-	$11,586	4.19%	4.19%
Hotel EBITDA	$5,386	$-	$5,386	$5,327	$-	$5,327	1.11%	1.11%
Hotel EBITDA Margin	44.62%	-	44.62%	45.98%	-	45.98%	(1.36%)	(1.36%)
Selected Operating Information:
RevPAR	$309.27	$-	$309.27	$292.57	$-	$292.57	5.71%	5.71%
Occupancy	92.68%	0.00%	92.68%	90.57%	0.00%	90.57%	2.32%	2.32%
ADR	$333.71	$-	$333.71	$323.03	$-	$323.03	3.31%	3.31%

ST. THOMAS RITZ-CARLTON
Selected Financial Information:
Rooms Revenue	$5,205	$-	$5,205	$-	$5,011	$5,011	0.00%	3.87%
Total Hotel Revenue	$9,890	$-	$9,890	$-	$10,165	$10,165	0.00%	(2.71%)
Hotel EBITDA	$107	$-	$107	$-	$643	$643	0.00%	(83.36%)
Hotel EBITDA Margin	1.08%	-	1.08%	-	6.33%	6.33%	0.00%	(5.24%)
Selected Operating Information:
RevPAR	$314.34	$-	$314.34	$-	$302.58	$302.58	0.00%	3.89%
Occupancy	80.01%	0.00%	80.01%	0.00%	77.19%	77.19%	0.00%	3.65%
ADR	$392.86	$-	$392.86	$-	$391.98	$391.98	0.00%	0.23%

TAMPA RENAISSANCE
Selected Financial Information:
Rooms Revenue	$3,271	$-	$3,271	$2,825	$-	$2,825	15.79%	15.79%
Total Hotel Revenue	$4,843	$-	$4,843	$4,163	$-	$4,163	16.33%	16.33%
Hotel EBITDA	$950	$-	$950	$582	$-	$582	63.23%	63.23%
Hotel EBITDA Margin	19.62%	-	19.62%	13.98%	-	13.98%	5.64%	5.64%
Selected Operating Information:
RevPAR	$121.33	$-	$121.33	$104.80	$-	$104.80	15.77%	15.77%
Occupancy	77.84%	0.00%	77.84%	69.34%	0.00%	69.34%	12.25%	12.25%
ADR	$155.87	$-	$155.87	$151.14	$-	$151.14	3.13%	3.13%

PRIME PROPERTIES TOTAL
Selected Financial Information:
Rooms Revenue	$73,944	$-	$73,944	$70,584	$295	$70,879	4.76%	4.32%
Total Hotel Revenue	$99,618	$-	$99,618	$90,725	$4,935	$95,660	9.80%	4.14%
Hotel EBITDA	$29,971	$4	$29,975	$30,087	$(1,528)	$28,559	(0.39%)	4.96%
Hotel EBITDA Margin	30.09%	-	30.09%	33.16%	(30.96%)	29.85%	(3.08%)	0.24%
Selected Operating Information:
RevPAR	$217.11	$-	$217.11	$203.69	$(49.72)	$208.11	6.59%	4.32%
Occupancy	86.89%	0.00%	86.89%	85.75%	108.90%	85.35%	1.33%	1.81%
ADR	$249.86	$-	$249.86	$237.53	$(45.66)	$243.83	5.19%	2.47%

NOTES:

(1)    The above comparable information assumes the eleven hotel properties owned and included in the Company’s operations at September 30, 2016, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotels acquired during the period offset by results from hotels sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition. The financial statements for the Bardessono Hotel and Spa as of and for the six months ended June 30, 2015, were reviewed by independent auditors and were included in our Current Report on Form 8-K/A filed on February 3, 2016. The financial statements for the Ritz-Carlton St. Thomas as of and for the nine months ended September 30, 2015, were reviewed  by our auditors and were included in our Current Report on Form 8-K/A filed on February 26, 2016. Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates.

(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY

(in thousands, except operating information)

(unaudited)

THE FOLLOWING TABLE PRESENTS SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY:

	Nine Months Ended September 30,
	Actual	Non- comparable adjustments	Comparable	Actual	Non- comparable adjustments	Comparable	Actual	Comparable
	2016	2016	2016	2015	2015	2015	% Variance	% Variance

CAPITAL HILTON WASHINGTON DC
Selected Financial Information:
Rooms Revenue	$31,082	$-	$31,082	$29,306	$-	$29,306	6.06%	6.06%
Total Hotel Revenue	$44,223	$-	$44,223	$41,983	$-	$41,983	5.34%	5.34%
Hotel EBITDA	$13,326	$-	$13,326	$12,264	$-	$12,264	8.66%	8.66%
Hotel EBITDA Margin	30.13%	-	30.13%	29.21%	-	29.21%	0.92%	0.92%
Selected Operating Information:
RevPAR	$206.25	$-	$206.25	$195.69	$-	$195.69	5.40%	5.40%
Occupancy	89.12%	0.00%	89.12%	87.45%	0.00%	87.45%	1.91%	1.91%
ADR	$231.44	$-	$231.44	$223.78	$-	$223.78	3.42%	3.42%

LA JOLLA HILTON TORREY PINES
Selected Financial Information:
Rooms Revenue	$18,380	$-	$18,380	$18,391	$-	$18,391	(0.06%)	(0.06%)
Total Hotel Revenue	$31,996	$-	$31,996	$31,275	$-	$31,275	2.31%	2.31%
Hotel EBITDA	$10,132	$-	$10,132	$10,199	$-	$10,199	(0.66%)	(0.66%)
Hotel EBITDA Margin	31.67%	-	31.67%	32.61%	-	32.61%	(0.94%)	(0.94%)
Selected Operating Information:
RevPAR	$170.26	$-	$170.26	$170.98	$-	$170.98	(0.42%)	(0.42%)
Occupancy	84.20%	0.00%	84.20%	85.91%	0.00%	85.91%	(1.99%)	(1.99%)
ADR	$202.21	$-	$202.21	$199.02	$-	$199.02	1.60%	1.60%

CHICAGO SOFITEL MAGNIFICENT MILE
Selected Financial Information:
Rooms Revenue	$19,994	$-	$19,994	$20,375	$-	$20,375	(1.87%)	(1.87%)
Total Hotel Revenue	$27,303	$-	$27,303	$27,972	$-	$27,972	(2.39%)	(2.39%)
Hotel EBITDA	$6,213	$-	$6,213	$6,267	$-	$6,267	(0.86%)	(0.86%)
Hotel EBITDA Margin	22.76%	-	22.76%	22.40%	-	22.40%	0.35%	0.35%
Selected Operating Information:
RevPAR	$175.84	$-	$175.84	$179.84	$-	$179.84	(2.22%)	(2.22%)
Occupancy	81.87%	0.00%	81.87%	80.77%	0.00%	80.77%	1.37%	1.37%
ADR	$214.76	$-	$214.76	$222.66	$-	$222.66	(3.54%)	(3.54%)

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms Revenue	$10,418	$-	$10,418	$3,564	$5,914	$9,478	192.31%	9.92%
Total Hotel Revenue	$14,066	$-	$14,066	$4,944	$8,806	$13,750	184.51%	2.30%
Hotel EBITDA	$3,598	$-	$3,598	$1,650	$1,054	$2,704	118.06%	33.06%
Hotel EBITDA Margin	25.58%	-	25.58%	33.37%	11.97%	19.67%	(7.79%)	5.91%
Selected Operating Information:
RevPAR	$613.24	$-	$613.24	$684.43	$504.69	$560.00	(10.40%)	9.51%
Occupancy	84.64%	0.00%	84.64%	81.57%	77.82%	78.97%	3.76%	7.17%
ADR	$724.56	$-	$724.56	$839.10	$648.53	$709.10	(13.65%)	2.18%

KEY WEST PIER HOUSE RESORT
Selected Financial Information:
Rooms Revenue	$14,239	$-	$14,239	$13,969	$-	$13,969	1.93%	1.93%
Total Hotel Revenue	$17,756	$-	$17,756	$17,502	$-	$17,502	1.45%	1.45%
Hotel EBITDA	$7,760	$-	$7,760	$7,345	$-	$7,345	5.65%	5.65%
Hotel EBITDA Margin	43.70%	-	43.70%	41.97%	-	41.97%	1.74%	1.74%
Selected Operating Information:
RevPAR	$365.96	$-	$365.96	$360.33	$-	$360.33	1.56%	1.56%
Occupancy	89.41%	0.00%	89.41%	90.50%	0.00%	90.50%	(1.20%)	(1.20%)
ADR	$409.30	$-	$409.30	$398.15	$-	$398.15	2.80%	2.80%

PHILADELPHIA COURTYARD DOWNTOWN
Selected Financial Information:
Rooms Revenue	$21,010	$-	$21,010	$19,730	$-	$19,730	6.49%	6.49%
Total Hotel Revenue	$25,063	$-	$25,063	$23,734	$-	$23,734	5.60%	5.60%
Hotel EBITDA	$9,763	$-	$9,763	$9,271	$-	$9,271	5.31%	5.31%
Hotel EBITDA Margin	38.95%	-	38.95%	39.06%	-	39.06%	(0.11%)	(0.11%)
Selected Operating Information:
RevPAR	$153.67	$-	$153.67	$144.83	$-	$144.83	6.10%	6.10%
Occupancy	82.46%	0.00%	82.46%	83.29%	0.00%	83.29%	(0.99%)	(0.99%)
ADR	$186.36	$-	$186.36	$173.90	$-	$173.90	7.17%	7.17%

PLANO MARRIOTT LEGACY TOWN CENTER
Selected Financial Information:
Rooms Revenue	$15,257	$-	$15,257	$15,451	$-	$15,451	(1.26%)	(1.26%)
Total Hotel Revenue	$24,153	$-	$24,153	$24,175	$-	$24,175	(0.09%)	(0.09%)
Hotel EBITDA	$8,323	$-	$8,323	$8,520	$-	$8,520	(2.31%)	(2.31%)
Hotel EBITDA Margin	34.46%	-	34.46%	35.24%	-	35.24%	(0.78%)	(0.78%)
Selected Operating Information:
RevPAR	$137.83	$-	$137.83	$140.10	$-	$140.10	(1.62%)	(1.62%)
Occupancy	71.44%	0.00%	71.44%	72.42%	0.00%	72.42%	(1.35%)	(1.35%)
ADR	$192.93	$-	$192.93	$193.46	$-	$193.46	(0.28%)	(0.28%)

	Nine Months Ended September 30,
	Actual	Non- comparable adjustments	Comparable	Actual	Non- comparable adjustments	Comparable	Actual	Comparable
	2016	2016	2016	2015	2015	2015	% Variance	% Variance

SAN FRANCISCO COURTYARD DOWNTOWN
Selected Financial Information:
Rooms Revenue	$28,102	$-	$28,102	$27,736	$-	$27,736	1.32%	1.32%
Total Hotel Revenue	$32,069	$-	$32,069	$32,285	$-	$32,285	(0.67%)	(0.67%)
Hotel EBITDA	$10,803	$-	$10,803	$10,681	$-	$10,681	1.14%	1.14%
Hotel EBITDA Margin	33.69%	-	33.69%	33.08%	-	33.08%	0.60%	0.60%
Selected Operating Information:
RevPAR	$253.24	$-	$253.24	$250.86	$-	$250.86	0.95%	0.95%
Occupancy	90.05%	0.00%	90.05%	92.73%	0.00%	92.73%	(2.89%)	(2.89%)
ADR	$281.21	$-	$281.21	$270.52	$-	$270.52	3.95%	3.95%

SEATTLE COURTYARD DOWNTOWN
Selected Financial Information:
Rooms Revenue	$6,969	$(6,969)	$-	$11,346	$(11,346)	$-	(38.58%)	$-
Total Hotel Revenue	$7,995	$(7,995)	$-	$12,877	$(12,877)	$-	(37.91%)	$-
Hotel EBITDA	$3,164	$(3,164)	$-	$5,114	$(5,114)	$-	(38.13%)	$-
Hotel EBITDA Margin	39.57%	(39.57%)	0.00%	39.71%	(39.71%)	0.00%	(0.14%)	0.00%
Selected Operating Information:
RevPAR	$153.16	$(153.16)	$-	$166.24	$166.24	$-	(7.86%)	$
Occupancy	83.73%	(83.73%)	0.00%	80.95%	80.95%	0.00%	3.44%	0.00%
ADR	$182.92	$(182.92)	$-	$205.35	$205.35	$-	(10.92%)	$

SEATTLE MARRIOTT WATERFRONT
Selected Financial Information:
Rooms Revenue	$23,055	$-	$23,055	$21,870	$-	$21,870	5.42%	5.42%
Total Hotel Revenue	$29,436	$-	$29,436	$28,111	$-	$28,111	4.71%	4.71%
Hotel EBITDA	$12,067	$-	$12,067	$11,737	$-	$11,737	2.81%	2.81%
Hotel EBITDA Margin	40.99%	-	40.99%	41.75%	-	41.75%	(0.76%)	(0.76%)
Selected Operating Information:
RevPAR	$235.03	$-	$235.03	$223.77	$-	$223.77	5.03%	5.03%
Occupancy	84.45%	0.00%	84.45%	84.15%	0.00%	84.15%	0.37%	0.37%
ADR	$278.30	$-	$278.30	$265.93	$-	$265.93	4.65%	4.65%

ST. THOMAS RITZ-CARLTON
Selected Financial Information:
Rooms Revenue	$21,654	$-	$21,654	$	$22,476	$22,476	0.00%	(3.66%)
Total Hotel Revenue	$39,481	$-	$39,481	$	$40,674	$40,674	0.00%	(2.93%)
Hotel EBITDA	$7,624	$-	$7,624	$-	$7,668	$7,668	0.00%	(0.57%)
Hotel EBITDA Margin	19.31%	-	19.31%	-	18.85%	18.85%	0.00%	0.46%
Selected Operating Information:
RevPAR	$439.06	$-	$439.06	$-	$457.38	$457.38	0.00%	(4.01%)
Occupancy	81.51%	0.00%	81.51%	0.00%	82.21%	82.21%	0.00%	(0.85%)
ADR	$538.68	$-	$538.68	$-	$556.38	$556.38	0.00%	(3.18%)

TAMPA RENAISSANCE
Selected Financial Information:
Rooms Revenue	$12,618	$-	$12,618	$11,130	$-	$11,130	13.37%	13.37%
Total Hotel Revenue	$18,236	$-	$18,236	$16,416	$-	$16,416	11.09%	11.09%
Hotel EBITDA	$5,140	$-	$5,140	$4,378	$-	$4,378	17.41%	17.41%
Hotel EBITDA Margin	28.19%	-	28.19%	26.67%	-	26.67%	1.52%	1.52%
Selected Operating Information:
RevPAR	$157.16	$-	$157.16	$139.15	$-	$139.15	12.95%	12.95%
Occupancy	82.51%	0.00%	82.51%	79.11%	0.00%	79.11%	4.29%	4.29%
ADR	$190.49	$-	$190.49	$175.88	$-	$175.88	8.31%	8.31%

PRIME PROPERTIES TOTAL
Selected Financial Information:
Rooms Revenue	$222,778	$(6,969)	$215,809	$192,868	$17,044	$209,912	15.51%	2.81%
Total Hotel Revenue	$311,777	$(7,995)	$303,782	$261,274	$36,603	$297,877	19.33%	1.98%
Hotel EBITDA	$97,913	$(3,164)	$94,749	$87,426	$3,608	$91,034	12.00%	4.08%
Hotel EBITDA Margin	31.40%	39.57%	31.19%	33.46%	9.86%	30.56%	(2.06%)	0.63%
Selected Operating Information:
RevPAR	$210.20	$(153.16)	$212.76	$189.52	$(2,305.72)	$207.78	10.91%	2.39%
Occupancy	83.65%	(83.73%)	83.65%	83.61%	(77.57%)	83.65%	0.05%	(0.00%)
ADR	$251.27	$(182.92)	$254.34	$226.68	$(2,972.42)	$248.39	10.85%	2.40%

NOTES:

(1)    The above comparable information assumes the eleven hotel properties owned and included in the Company’s operations at September 30, 2016, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotels acquired during the period offset by results from hotels sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition. The financial statements for the Bardessono Hotel and Spa as of and for the six months ended June 30, 2015, were reviewed by independent auditors and were included in our Current Report on Form 8-K/A filed on February 3, 2016. The financial statements for the Ritz-Carlton St. Thomas as of and for the nine months ended September 30, 2015, were reviewed  by our auditors and were included in our Current Report on Form 8-K/A filed on February 26, 2016. Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates.

(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY

(in thousands, except operating information)

(unaudited)

THE FOLLOWING TABLE PRESENTS SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY:

	TTM Ended September 30,
	Actual	Non- comparable adjustments	Comparable
	2016	2016	2016

CAPITAL HILTON WASHINGTON DC
Selected Financial Information:
Rooms Revenue	$39,820	$-	$39,820
Total Hotel Revenue	$56,663	$-	$56,663
Hotel EBITDA	$16,359	$-	$16,359
Hotel EBITDA Margin	28.87%	0.00%	28.87%
Selected Operating Information:
RevPAR	$197.81	$-	$197.81
Occupancy	86.69%	-	86.69%
ADR	$228.18	$-	$228.18

LA JOLLA HILTON TORREY PINES
Selected Financial Information:
Rooms Revenue	$23,452	$-	$23,452
Total Hotel Revenue	$41,262	$-	$41,262
Hotel EBITDA	$12,453	$-	$12,453
Hotel EBITDA Margin	30.18%	0.00%	30.18%
Selected Operating Information:
RevPAR	$162.63	$-	$162.63
Occupancy	84.07%	-	84.07%
ADR	$193.45	$-	$193.45

CHICAGO SOFITEL MAGNIFICENT MILE
Selected Financial Information:
Rooms Revenue	$26,599	$-	$26,599
Total Hotel Revenue	$36,653	$-	$36,653
Hotel EBITDA	$8,306	$-	$8,306
Hotel EBITDA Margin	22.66%	0.00%	22.66%
Selected Operating Information:
RevPAR	$175.12	$-	$175.12
Occupancy	80.86%	-	80.86%
ADR	$216.57	$-	$216.57

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms Revenue	$13,708	$-	$13,708
Total Hotel Revenue	$18,806	$-	$18,806
Hotel EBITDA	$4,848	$-	$4,848
Hotel EBITDA Margin	25.78%	0.00%	25.78%
Selected Operating Information:
RevPAR	$604.09	$-	$604.09
Occupancy	82.96%	-	82.96%
ADR	$728.14	$-	$728.14

KEY WEST PIER HOUSE RESORT
Selected Financial Information:
Rooms Revenue	$18,820	$-	$18,820
Total Hotel Revenue	$23,447	$-	$23,447
Hotel EBITDA	$10,145	$-	$10,145
Hotel EBITDA Margin	43.27%	0.00%	43.27%
Selected Operating Information:
RevPAR	$362.12	$-	$362.12
Occupancy	89.33%	-	89.33%
ADR	$405.35	$-	$405.35

PHILADELPHIA COURTYARD DOWNTOWN
Selected Financial Information:
Rooms Revenue	$27,741	$-	$27,741
Total Hotel Revenue	$33,373	$-	$33,373
Hotel EBITDA	$13,017	$-	$13,017
Hotel EBITDA Margin	39.00%	0.00%	39.00%
Selected Operating Information:
RevPAR	$151.89	$-	$151.89
Occupancy	82.00%	-	82.00%
ADR	$185.24	$-	$185.24

PLANO MARRIOTT LEGACY TOWN CENTER
Selected Financial Information:
Rooms Revenue	$20,068	$-	$20,068
Total Hotel Revenue	$32,011	$-	$32,011
Hotel EBITDA	$10,891	$-	$10,891
Hotel EBITDA Margin	34.02%	0.00%	34.02%
Selected Operating Information:
RevPAR	$135.72	$-	$135.72
Occupancy	70.30%	-	70.30%
ADR	$193.05	$-	$193.05

	TTM Ended September 30,
	Actual	Non- comparable adjustments	Comparable
	2016	2016	2016

SAN FRANCISCO COURTYARD DOWNTOWN
Selected Financial Information:
Rooms Revenue	$36,354	$-	$36,354
Total Hotel Revenue	$41,722	$-	$41,722
Hotel EBITDA	$13,817	$-	$13,817
Hotel EBITDA Margin	33.12%	0.00%	33.12%
Selected Operating Information:
RevPAR	$245.25	$-	$245.25
Occupancy	89.10%	-	89.10%
ADR	$275.27	$-	$275.27

SEATTLE COURTYARD DOWNTOWN
Selected Financial Information:
Rooms Revenue	$9,776	$(9,776)	$-
Total Hotel Revenue	$11,377	$(11,377)	$-
Hotel EBITDA	$4,453	$(4,453)	$-
Hotel EBITDA Margin	39.14%	(39.14%)	0.00%
Selected Operating Information:
RevPAR	$142.72	$(142.72)	$-
Occupancy	80.72%	(80.72%)	0.00%
ADR	$176.80	$(176.80)	$-

SEATTLE MARRIOTT WATERFRONT
Selected Financial Information:
Rooms Revenue	$28,605	$-	$28,605
Total Hotel Revenue	$37,469	$-	$37,469
Hotel EBITDA	$14,992	$-	$14,992
Hotel EBITDA Margin	40.01%	0.00%	40.01%
Selected Operating Information:
RevPAR	$218.31	$-	$218.31
Occupancy	82.46%	-	82.46%
ADR	$264.75	$-	$264.75

ST. THOMAS RITZ-CARLTON
Selected Financial Information:
Rooms Revenue	$24,296	$3,765	$28,061
Total Hotel Revenue	$43,365	$7,706	$51,071
Hotel EBITDA	$9,113	$(1)	$9,112
Hotel EBITDA Margin	21.01%	0.01%	17.84%
Selected Operating Information:
RevPAR	$463.84	$278.89	$425.94
Occupancy	81.02%	72.02%	79.18%
ADR	$572.51	$387.23	$537.97

TAMPA RENAISSANCE
Selected Financial Information:
Rooms Revenue	$16,113	$-	$16,113
Total Hotel Revenue	$23,753	$-	$23,753
Hotel EBITDA	$6,562	$-	$6,562
Hotel EBITDA Margin	27.63%	0.00%	27.63%
Selected Operating Information:
RevPAR	$150.25	$-	$150.25
Occupancy	80.51%	-	80.51%
ADR	$186.64	$-	$186.64

PRIME PROPERTIES TOTAL
Selected Financial Information:
Rooms Revenue	$285,352	$(6,011)	$279,341
Total Hotel Revenue	$399,901	$(3,671)	$396,230
Hotel EBITDA	$124,956	$(4,454)	$120,502
Hotel EBITDA Margin	31.25%	(121.33%)	30.41%
Selected Operating Information:
RevPAR	$202.39	$(109.29)	$206.17
Occupancy	82.39%	(82.85%)	82.38%
ADR	$245.63	$(131.91)	$250.27

NOTES:

(1)                                The above comparable information assumes the eleven hotel properties owned and included in the Company’s operations at September 30, 2016, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotels acquired during the period offset by results from hotels sold during the period.

(2)                                All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition. The financial statements for the Bardessono Hotel and Spa as of and for the six months ended June 30, 2015, were reviewed by independent auditors and were included in our Current Report on Form 8-K/A filed on February 3, 2016. The financial statements for the Ritz-Carlton St. Thomas as of and for the nine months ended September 30, 2015, were reviewed  by our auditors and were included in our Current Report on Form 8-K/A filed on February 26, 2016. Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates.

(3)                                See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

HOTEL REVENUE & EBITDA FOR TRAILING TWELVE MONTHS

(dollars in thousands)

(unaudited)

	Actual	Non- comparable adjustments	Comparable	Actual	Non- comparable adjustments	Comparable	Actual	Non- comparable adjustments	Comparable	Actual	Non- comparable adjustments	Comparable
	2016	2016	2016	2016	2016	2016	2016	2016	2016	2015	2015	2015
	3rd Quarter	3rd Quarter	3rd Quarter	2nd Quarter	2nd Quarter	2nd Quarter	1st Quarter	1st Quarter	1st Quarter	4th Quarter	4th Quarter	4th Quarter

Total Hotel Revenue	$99,618	$-	$99,618	$112,395	$(4,808)	$107,587	$99,764	$(3,187)	$96,577	$88,124	$4,324	$92,448
Hotel EBITDA	$29,971	$4	$29,975	$38,485	$(1,940)	$36,545	$29,457	$(1,228)	$28,229	$27,043	$(1,290)	$25,753
Hotel EBITDA Margin	30.09%	-	30.09%	34.24%	40.35%	33.97%	29.53%	38.53%	29.23%	30.69%	(29.83%)	27.86%

EBITDA % of Total TTM	23.99%	(0.09%)	24.88%	30.80%	43.56%	30.33%	23.57%	27.57%	23.43%	21.64%	28.96%	21.37%

JV Interests in EBITDA	$1,688	$-	$1,688	$2,416	$-	$2,416	$1,760	$-	$1,760	$1,339	$-	$1,339

	Actual	Non- comparable adjustments	Comparable
	2016	2016	2016
	TTM	TTM	TTM

Total Hotel Revenue	$399,901	$(3,671)	$396,230
Hotel EBITDA	$124,956	$(4,454)	$120,502
Hotel EBITDA Margin	31.25%	121.33%	30.41%

EBITDA % of Total TTM	100.00%	100.00%	100.00%

JV Interests in EBITDA	$7,203	$-	$7,203

NOTES:

(1)          The above comparable information assumes the eleven hotel properties owned and included in the Company’s operations at September 30, 2016, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotels acquired during the period offset by results from hotels sold during the period.

(2)          All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition. The financial statements for the Bardessono Hotel and Spa as of and for the six months ended June 30, 2015, were reviewed by independent auditors and were included in our Current Report on Form 8-K/A filed on February 3, 2016. The financial statements for the Ritz-Carlton St. Thomas as of and for the nine months ended September 30, 2015, were reviewed  by our auditors and were included in our Current Report on Form 8-K/A filed on February 26, 2016. Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates.

(3)          See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

TOTAL ENTERPRISE VALUE

SEPTEMBER 30, 2016

(in thousands, except share price)

(unaudited)

September 30,
2016
End of quarter common shares outstanding	25,647
Partnership units outstanding (common stock equivalents)	4,769
Combined common shares and partnership units outstanding	30,416
Common stock price at quarter end	$14.10
Market capitalization at quarter end	$428,859
Series B convertible preferred stock	$72,271
Debt on balance sheet date	$768,949
Joint venture partner’s share of consolidated debt	$(48,357)
Net working capital (see below)	$(145,474)
Total enterprise value (TEV)	$1,076,248

Ashford Inc. Investment:
Common stock owned at end of quarter	195
Common stock price at quarter end	$47.65
Market value of Ashford Inc. investment	$9,286

Cash and cash equivalents	$126,045
Restricted cash	$39,252
Accounts receivable, net	$16,113
Prepaid expenses	$4,240
Due from affiliates, net	$(2,786)
Due from third-party hotel managers, net	$5,657
Market value of Ashford Inc. investment	$9,286
Total current assets	$197,807

Accounts payable, net & accrued expenses	$47,457
Dividends payable	$4,876
Total current liabilities	$52,333

Net working capital*	$145,474

* Includes the Company’s pro rata share of net working capital in joint ventures.

Ashford Hospitality Prime, Inc. and Subsidiaries

Anticipated Capital Expenditures Calendar (a)

		2016
	Rooms	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
		Actual	Actual	Actual	Estimated
San Francisco Courtyard Downtown	405			x
Seattle Marriott Waterfront	358				x

(a) Only hotels which have had or are expected to have significant capital expenditures that could result in displacement in 2016 are included in this table.

Exhibit 1

	ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES RECONCILIATION OF NET INCOME TO HOTEL EBITDA (in thousands) (unaudited)
	2016	2016	2016	2015	September 30, 2016
	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter	TTM

Net income	$42,999	$25,004	$15,585	$13,686	$97,274
(Income) loss from consolidated entities attributable to noncontrolling interests	(965)	(1,700)	(1,120)	(632)	(4,417)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	-	-	-	-	-
Net income attributable to the Company	42,034	23,304	14,465	13,054	92,857
Non-property adjustments	(26,358)	9	32	(18)	(26,335)
Interest income	(9)	(8)	(8)	(8)	(33)
Interest expense	1,655	1,623	1,607	1,125	6,010
Amortization of loan costs	133	130	256	195	714
Depreciation and amortization	11,175	11,263	11,904	11,440	45,782
Income tax expense (benefit)	53	(92)	(30)	(86)	(155)
Non-Hotel EBITDA ownership expense	323	556	111	708	1,698
Income from consolidated entities attributable to noncontrolling interests	965	1,700	1,120	633	4,418
Hotel EBITDA including amounts attributable to noncontrolling interest	29,971	38,485	29,457	27,043	124,956

Non-comparable adjustments	4	(1,940)	(1,228)	(1,290)	(4,454)

Comparable Hotel EBITDA	$29,975	$36,545	$28,229	$25,753	$120,502

NOTES:

(1)         The above comparable information assumes the eleven hotel properties owned and included in the Company’s operations at September 30, 2016, were owned as of the beginning of each of the periods presented.

Non-comparable adjustments include pre-acquisition results from hotels acquired during the period offset by results from hotels sold during the period.

(2)         All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates

Exhibit 1

	ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA (in thousands) (unaudited)
	Three months Ended September 30, 2016
	Capital Hilton Washington DC	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Philadelphia Courtyard Downtown	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Seattle Courtyard Downtown	Seattle Marriott Waterfront	St. Thomas Ritz- Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Ashford Hospitality Prime, Inc.

Net income (loss)	$1,697	$1,937	$1,515	$1,137	$987	$2,090	$1,211	$3,114	$26,356	$4,426	$(1,488)	$17	$42,999	$(21,677)	$21,322
Income from consolidated entities attributable to noncontrolling interests	(457)	(508)	-	-	-	-	-	-	-	-	-	-	(965)	(1,539)	(2,504)
Net loss attributable to redeemable noncontrolling interests in operating partnership	-	-	-	-	-	-	-	-	-	-	-	-	-	(1,960)	(1,960)
Net income (loss) attributable to the Company	1,240	1,429	1,515	1,137	987	2,090	1,211	3,114	26,356	4,426	(1,488)	17	42,034	(25,176)	16,858
Non-property adjustments	-	-	-	-	-	-	-	-	(26,359)	-	1	-	(26,358)	26,358	-
Interest Income	-	-	-	-	-	(1)	(1)	(4)	-	(2)	(1)	-	(9)	(41)	(50)
Interest expense	-	-	572	-	-	499	-	-	-	-	584	-	1,655	7,373	9,028
Amortization of loan cost	-	-	-	-	-	8	-	-	-	-	125	-	133	634	767
Depreciation and amortization	1,586	1,504	931	605	678	1,467	1,055	673	-	952	778	946	11,175	-	11,175
Income tax expense (benefit)	-	71	-	-	-	13	-	-	-	-	(31)	-	53	(557)	(504)
Non-Hotel EBITDA ownership expense	(55)	13	8	174	11	5	8	24	(1)	10	139	(13)	323	(323)	-
(Income) loss from consolidated entities attributable to noncontrolling interests	457	508	-	-	-	-	-	-	-	-	-	-	965	(965)	-
Hotel EBITDA including amounts attributable to noncontrolling interest	3,228	3,525	3,026	1,916	1,676	4,081	2,273	3,807	(4)	5,386	107	950	29,971	7,303	37,274
Less: EBITDA adjustments attributable to non-controlling interest	(372)	(352)	-	-	-	-	-	-	-	-	-	-	(724)	(407)	(1,131)
(Income) loss from consolidated entities attributable to noncontrolling interests	(457)	(508)	-	-	-	-	-	-	-	-	-	-	(965)	965	-
Net income (loss) attributable to redeemable noncontrolling interest in operating partnership	-	-	-	-	-	-	-	-	-	-	-	-	-	1,960	1,960
Hotel EBITDA attributable to the Company and OP unitholders	$2,399	$2,665	$3,026	$1,916	$1,676	$4,081	$2,273	$3,807	$(4)	$5,386	$107	$950	$28,282	$9,821	$38,103

Non-comparable adjustments	-	-	-	-	-	-	-	-	4	-	-	-	4
Comparable Hotel EBITDA	$3,228	$3,525	$3,026	$1,916	$1,676	$4,081	$2,273	$3,807	$-	$5,386	$107	$950	$29,975

ALL HOTELS NOT UNDER RENOVATION	$3,228	$3,525	$3,026	$1,916	$1,676	$4,081	$2,273	$-	$-	$5,386	$107	$950	$26,168

	ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES HOTEL EBITDA BY LOAN POOL (in thousands) (unaudited)
GACC Sofitel - 1 hotel	$-	$-	$3,026	$-	$-	$-	$-	$-	$-	$-	$-	$-	$3,026
Credit Agricole Pier House - 1 hotel	-	-	-	-	1,676	-	-	-	-	-	-	-	1,676
Wachovia Philly CY - 1 hotel	-	-	-	-	-	4,081	-	-	-	-	-	-	4,081
Wachovia 3 - 2 hotels	-	-	-	-	-	-	-	3,807	-	-	-	-	3,807
Wachovia 7 - 3 hotels	-	-	-	-	-	-	2,273	-	-	5,386	-	950	8,609
Column Financial Bardessono - 1 hotel	-	-	-	1,916	-	-	-	-	-	-	-	-	1,916
Apollo Ritz-Carlton St. Thomas - 1 hotel	-	-	-	-	-	-	-	-	-	-	107	-	107
Aareal - 2 hotels	3,228	3,525	-	-	-	-	-	-	-	-	-	-	6,753
Total	$3,228	$3,525	$3,026	$1,916	$1,676	$4,081	$2,273	$3,807	$-	$5,386	$107	$950	$29,975

NOTES:

(1)   The above comparable information assumes the eleven hotel properties owned and included in the Company’s operations at September 30, 2016, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotels acquired during the period offset by results from hotels sold during the period.

(2)   All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition. Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates

Exhibit 1

	ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA (in thousands) (unaudited)
	Three months Ended June 30, 2016
	Capital Hilton Washington DC	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Philadelphia Courtyard Downtown	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Seattle Courtyard Downtown	Seattle Marriott Waterfront	St. Thomas Ritz- Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Ashford Hospitality Prime, Inc.

Net income (loss)	$4,822	$1,755	$2,435	$760	$1,738	$1,784	$2,017	$2,871	$1,642	$3,565	$1,094	$521	$25,004	$(22,712)	$2,292
Income from consolidated entities attributable to noncontrolling interests	(1,238)	(462)	-	-	-	-	-	-	-	-	-	-	(1,700)	1,780	80
Net loss attributable to redeemable noncontrolling interests in operating partnership	-	-	-	-	-	-	-	-	-	-	-	-	-	(184)	(184)
Net income (loss) attributable to the Company	3,584	1,293	2,435	760	1,738	1,784	2,017	2,871	1,642	3,565	1,094	521	23,304	(21,116)	2,188
Non-property adjustments	-	-	-	-	-	-	-	-	-	-	9	-	9	(9)	-
Interest Income	-	-	-	-	-	(1)	(1)	(4)	-	(2)	-	-	(8)	(42)	(50)
Interest expense	-	-	554	-	-	496	-	-	-	-	573	-	1,623	8,256	9,879
Amortization of loan cost	-	-	-	-	-	8	-	-	-	-	122	-	130	628	758
Depreciation and amortization	1,558	1,494	916	597	676	1,458	1,051	595	295	939	758	926	11,263	-	11,263
Income tax expense (benefit)	-	(85)	-	-	-	5	-	-	-	-	(12)	-	(92)	1,248	1,156
Non-Hotel EBITDA ownership expense	103	18	5	182	2	235	6	5	3	8	2	(13)	556	(556)	-
(Income) loss from consolidated entities attributable to noncontrolling interests	1,238	462	-	-	-	-	-	-	-	-	-	-	1,700	(1,700)	-
Hotel EBITDA including amounts attributable to noncontrolling interest	6,483	3,182	3,910	1,539	2,416	3,985	3,073	3,467	1,940	4,510	2,546	1,434	38,485	(13,291)	25,194
Less: EBITDA adjustments attributable to non-controlling interest	(366)	(350)	-	-	-	-	-	-	-	-	-	-	(716)	(397)	(1,113)
(Income) loss from consolidated entities attributable to noncontrolling interests	(1,238)	(462)	-	-	-	-	-	-	-	-	-	-	(1,700)	1,700	-
Net income (loss) attributable to redeemable noncontrolling interest in operating partnership	-	-	-	-	-	-	-	-	-	-	-	-	-	184	184
Hotel EBITDA attributable to the Company and OP unitholders	$4,879	$2,370	$3,910	$1,539	$2,416	$3,985	$3,073	$3,467	$1,940	$4,510	$2,546	$1,434	$36,069	$(11,804)	$24,265

Non-comparable adjustments	-	-	-	-	-	-	-	-	(1,940)	-	-	-	(1,940)
Comparable Hotel EBITDA	$6,483	$3,182	$3,910	$1,539	$2,416	$3,985	$3,073	$3,467	$-	$4,510	$2,546	$1,434	$36,545

	ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES HOTEL EBITDA BY LOAN POOL (in thousands) (unaudited)

GACC Sofitel - 1 hotel	$-	$-	$3,910	$-	$-	$-	$-	$-	$-	$-	$-	$-	$3,910
Credit Agricole Pier House - 1 hotel	-	-	-	-	2,416	-	-	-	-	-	-	-	2,416
Wachovia Philly CY - 1 hotel	-	-	-	-	-	3,985	-	-	-	-	-	-	3,985
Wachovia 3 - 2 hotels	-	-	-	-	-	-	-	3,467	-	-	-	-	3,467
Wachovia 7 - 3 hotels	-	-	-	-	-	-	3,073	-	-	4,510	-	1,434	9,017
Column Financial Bardessono - 1 hotel	-	-	-	1,539	-	-	-	-	-	-	-	-	1,539
Apollo Ritz-Carlton St. Thomas - 1 hotel	-	-	-	-	-	-	-	-	-	-	2,546	-	2,546
Aareal - 2 hotels	6,483	3,182	-	-	-	-	-	-	-	-	-	-	9,665
Total	$6,483	$3,182	$3,910	$1,539	$2,416	$3,985	$3,073	$3,467	$-	$4,510	$2,546	$1,434	$36,545

NOTES:

(1)   The above comparable information assumes the eleven hotel properties owned and included in the Company’s operations at September 30, 2016, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotels acquired during the period offset by results from hotels sold during the period.

(2)   All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition. Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates

Exhibit 1

	ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA (in thousands) (unaudited)
	Three months Ended March 31, 2016
	Capital Hilton Washington DC	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Philadelphia Courtyard Downtown	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Seattle Courtyard Downtown	Seattle Marriott Waterfront	St. Thomas Ritz- Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Ashford Hospitality Prime, Inc.

Net income (loss)	$2,267	$1,986	$(2,770)	$(618)	$3,005	$(258)	$1,888	$2,945	$727	$1,218	$3,411	$1,784	$15,585	$(15,724)	$(139)
Income from consolidated entities attributable to noncontrolling interests	(600)	(520)	-	-	-	-	-	-	-	-	-	-	(1,120)	975	(145)
Net loss attributable to redeemable noncontrolling interests in operating partnership	-	-	-	-	-	-	-	-	-	-	-	-	-	150	150
Net income (loss) attributable to the Company	1,667	1,466	(2,770)	(618)	3,005	(258)	1,888	2,945	727	1,218	3,411	1,784	14,465	(14,599)	(134)
Non-property adjustments	-	-	-	-	-	-	-	-	-	-	32	-	32	(32)	-
Interest Income	-	-	-	-	-	(1)	-	(4)	-	(2)	(1)	-	(8)	(24)	(32)
Interest expense	-	-	550	-	-	486	-	-	-	-	571	-	1,607	8,146	9,753
Amortization of loan cost	-	-	119	-	-	8	-	-	-	-	129	-	256	625	881
Depreciation and amortization	1,543	1,499	1,351	587	662	1,459	1,044	583	539	947	782	908	11,904	-	11,904
Income tax expense (benefit)	-	(74)	-	-	-	2	-	-	-	-	42	-	(30)	400	370
Non-Hotel EBITDA ownership expense	(195)	14	27	174	1	1	45	5	(38)	8	5	64	111	(111)	-
(Income) loss from consolidated entities attributable to noncontrolling interests	600	520	-	-	-	-	-	-	-	-	-	-	1,120	(1,120)	-
Hotel EBITDA including amounts attributable to noncontrolling interest	3,615	3,425	(723)	143	3,668	1,697	2,977	3,529	1,228	2,171	4,971	2,756	29,457	(6,715)	22,742
Less: EBITDA adjustments attributable to non-controlling interest	(304)	(336)	-	-	-	-	-	-	-	-	-	-	(640)	(469)	(1,109)
(Income) loss from consolidated entities attributable to noncontrolling interests	(600)	(520)	-	-	-	-	-	-	-	-	-	-	(1,120)	1,120	-
Net income (loss) attributable to redeemable noncontrolling interest in operating partnership	-	-	-	-	-	-	-	-	-	-	-	-	-	(150)	(150)
Hotel EBITDA attributable to the Company and OP unitholders	$2,711	$2,569	$(723)	$143	$3,668	$1,697	$2,977	$3,529	$1,228	$2,171	$4,971	$2,756	$27,697	$(6,214)	$21,483

Non-comparable adjustments	-	-	-	-	-	-	-	-	(1,228)	-	-	-	(1,228)
Comparable Hotel EBITDA	$3,615	$3,425	$(723)	$143	$3,668	$1,697	$2,977	$3,529	$-	$2,171	$4,971	$2,756	$28,229

	ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES HOTEL EBITDA BY LOAN POOL (in thousands) (unaudited)
GACC Sofitel - 1 hotel	$-	$-	$(723)	$-	$-	$-	$-	$-	$-	$-	$-	$-	$(723)
Credit Agricole Pier House - 1 hotel	-	-	-	-	3,668	-	-	-	-	-	-	-	3,668
Wachovia Philly CY - 1 hotel	-	-	-	-	-	1,697	-	-	-	-	-	-	1,697
Wachovia 3 - 2 hotels	-	-	-	-	-	-	-	3,529	-	-	-	-	3,529
Wachovia 7 - 3 hotels	-	-	-	-	-	-	2,977	-	-	2,171	-	2,756	7,904
Column Financial Bardessono - 1 hotel	-	-	-	143	-	-	-	-	-	-	-	-	143
Apollo Ritz-Carlton St. Thomas - 1 hotel	-	-	-	-	-	-	-	-	-	-	4,971	-	4,971
Aareal - 2 hotels	3,615	3,425	-	-	-	-	-	-	-	-	-	-	7,040
Total	$3,615	$3,425	$(723)	$143	$3,668	$1,697	$2,977	$3,529	$-	$2,171	$4,971	$2,756	$28,229

NOTES:

(1)   The above comparable information assumes the eleven hotel properties owned and included in the Company’s operations at September 30, 2016, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotels acquired during the period offset by results from hotels sold during the period.

(2)   All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition. Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates

Exhibit 1

	ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA (in thousands) (unaudited)
	Three months Ended December 31, 2015
	Capital Hilton Washington DC	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Philadelphia Courtyard Downtown	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Seattle Courtyard Downtown	Seattle Marriott Waterfront	St. Thomas Ritz- Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Ashford Hospitality Prime, Inc.

Net income (loss)	$1,311	$1,001	$(223)	$461	$1,757	$1,286	$1,486	$2,435	$779	$1,797	$1,032	$564	$13,686	$(19,794)	$(6,108)
Income from consolidated entities attributable to noncontrolling interests	(358)	(274)	-	-	-	-	-	-	-	-	-	-	(632)	(714)	(1,346)

Net loss attributable to redeemable noncontrolling interests in operating partnership	-	-	-	-	-	-	-	-	-	-	-	-	-	1,064	1,064
Net income (loss) attributable to the Company	953	727	(223)	461	1,757	1,286	1,486	2,435	779	1,797	1,032	564	13,054	(19,444)	(6,390)
Non-property adjustments	(21)	(1)	-	-	-	-	-	-	(1)	-	5	-	(18)	18	-
Interest Income	-	(1)	-	-	-	(1)	-	(3)	-	(2)	(1)	-	(8)	(5)	(13)
Interest expense	-	-	516	-	-	505	-	-	-	-	104	-	1,125	7,904	9,029
Amortization of loan cost	-	-	177	-	-	8	-	-	-	-	10	-	195	545	740
Depreciation and amortization	1,562	1,499	1,584	578	662	1,448	1,035	578	533	976	114	871	11,440	-	11,440
Income tax expense (benefit)	69	(196)	-	-	-	4	-	-	-	-	37	-	(86)	(22)	(108)
Non-Hotel EBITDA ownership expense	112	18	39	211	(34)	4	47	4	(22)	154	188	(13)	708	(708)	-
(Income) loss from consolidated entities attributable to noncontrolling interests	358	275	-	-	-	-	-	-	-	-	-	-	633	(633)	-
Hotel EBITDA including amounts attributable to noncontrolling interest	3,033	2,321	2,093	1,250	2,385	3,254	2,568	3,014	1,289	2,925	1,489	1,422	27,043	(12,345)	14,698
Less: EBITDA adjustments attributable to non-controlling interest	(400)	(307)	-	-	-	-	-	-	-	-	-	-	(707)	(388)	(1,095)
(Income) loss from consolidated entities attributable to noncontrolling interests	(358)	(274)	-	-	-	-	-	-	-	-	-	-	(632)	632	-
Net income (loss) attributable to redeemable noncontrolling interest in operating partnership	-	-	-	-	-	-	-	-	-	-	-	-	-	(1,064)	(1,064)

Hotel EBITDA attributable to the Company and OP unitholders	$2,275	$1,740	$2,093	$1,250	$2,385	$3,254	$2,568	$3,014	$1,289	$2,925	$1,489	$1,422	$25,704	$(13,165)	$12,539

Non-comparable adjustments	-	-	-	-	-	-	-	-	(1,289)	-	(1)	-	(1,290)
Comparable Hotel EBITDA	$3,033	$2,321	$2,093	$1,250	$2,385	$3,254	$2,568	$3,014	$-	$2,925	$1,488	$1,422	$25,753

	ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES HOTEL EBITDA BY LOAN POOL (in thousands) (unaudited)
GACC Sofitel - 1 hotel	$-	$-	$2,093	$-	$-	$-	$-	$-	$-	$-	$-	$-	$2,093
Credit Agricole Pier House - 1 hotel	-	-	-	-	2,385	-	-	-	-	-	-	-	2,385
Wachovia Philly CY - 1 hotel	-	-	-	-	-	3,254	-	-	-	-	-	-	3,254
Wachovia 3 - 2 hotels	-	-	-	-	-	-	-	3,014	-	-	-	-	3,014
Wachovia 7 - 3 hotels	-	-	-	-	-	-	2,568	-	-	2,925	-	1,422	6,915
Column Financial Bardessono - 1 hotel	-	-	-	1,250	-	-	-	-	-	-	-	-	1,250
Apollo Ritz-Carlton St. Thomas - 1 hotel	-	-	-	-	-	-	-	-	-	-	1,488	-	1,488
Aareal - 2 hotels	3,033	2,321	-	-	-	-	-	-	-	-	-	-	5,354
Total	$3,033	$2,321	$2,093	$1,250	$2,385	$3,254	$2,568	$3,014	$-	$2,925	$1,488	$1,422	$25,753

NOTES:

(1)    The above comparable information assumes the eleven hotel properties owned and included in the Company’s operations at September 30, 2016, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotels acquired during the period offset by results from hotels sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition. Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates

Exhibit 1

	ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA (in thousands) (unaudited)
	Three months Ended September 30, 2015
	Capital Hilton Washington DC	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Philadelphia Courtyard Downtown	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Seattle Courtyard Downtown	Seattle Marriott Waterfront	St. Thomas Ritz- Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Ashford Hospitality Prime, Inc.

Net income (loss)	$1,203	$1,376	$1,061	$897	$843	$1,099	$1,581	$3,410	$1,810	$4,268	$-	$(235)	$17,313	$(24,595)	$(7,282)
Income from consolidated entities attributable to noncontrolling interests	(330)	(368)	-	-	-	-	-	-	-	-	-	-	(698)	(392)	(1,090)
Net loss attributable to redeemable noncontrolling interests in operating partnership	-	-	-	-	-	-	-	-	-	-	-	-	-	1,532	1,532
Net income (loss) attributable to the Company	873	1,008	1,061	897	843	1,099	1,581	3,410	1,810	4,268	-	(235)	16,615	(23,455)	(6,840)
Non-property adjustments	-	(1)	-	-	-	-	-	-	-	-	-	-	(1)	1	-
Interest Income	(5)	(1)	-	-	-	-	-	(3)	-	(2)	-	-	(11)	(1)	(12)
Interest expense	-	-	510	-	-	506	-	-	-	-	-	-	1,016	7,332	8,706
Amortization of loan cost	-	-	175	-	-	8	-	-	-	-	-	-	183	459	642
Depreciation and amortization	1,611	1,458	1,577	599	654	1,441	1,035	571	531	1,009	-	822	11,308	-	11,308
Income tax expense (benefit)	-	6	-	-	-	4	-	-	-	-	-	-	10	52	62
Non-Hotel EBITDA ownership expense	54	6	6	154	8	3	29	-	(39)	52	-	(5)	268	(268)	-
(Income) loss from consolidated entities attributable to noncontrolling interests	330	369	-	-	-	-	-	-	-	-	-	-	699	(699)	-
Hotel EBITDA including amounts attributable to noncontrolling interest	2,863	2,845	3,329	1,650	1,505	3,061	2,645	3,978	2,302	5,327	-	582	30,087	(16,579)	13,866
Less: EBITDA adjustments attributable to non-controlling interest	(386)	(342)	-	-	-	-	-	-	-	-	-	-	(728)	(369)	(1,097)
(Income) loss from consolidated entities attributable to noncontrolling interests	(330)	(369)	-	-	-	-	-	-	-	-	-	-	(699)	699	-
Net income (loss) attributable to redeemable noncontrolling interest in operating partnership	-	-	-	-	-	-	-	-	-	-	-	-	-	(1,532)	(1,532)

Hotel EBITDA attributable to the Company and OP unitholders	$2,147	$2,134	$3,329	$1,650	$1,505	$3,061	$2,645	$3,978	$2,302	$5,327	$-	$582	$28,660	$(17,781)	$11,237

Non-comparable adjustments	-	-	-	131	-	-	-	-	(2,302)	-	643	-	(1,528)
Comparable Hotel EBITDA	$2,863	$2,845	$3,329	$1,781	$1,505	$3,061	$2,645	$3,978	$-	$5,327	$643	$582	$28,559

ALL HOTELS NOT UNDER RENOVATION	$2,863	$2,845	$3,329	$1,781	$1,505	$3,061	$2,645	$-	$-	$5,327	$643	$582	$24,581

NOTES:

(1)   The above comparable information assumes the eleven hotel properties owned and included in the Company’s operations at September 30, 2016, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotels acquired during the period offset by results from hotels sold during the period.

(2)   All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition. Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates

Exhibit 1

	ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA (in thousands) (unaudited)
	Nine months Ended September 30, 2016
	Capital Hilton Washington DC	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Philadelphia Courtyard Downtown	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Seattle Courtyard Downtown	Seattle Marriott Waterfront	St. Thomas Ritz- Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Ashford Hospitality Prime, Inc.

Net income (loss)	$8,786	$5,678	$1,180	$1,279	$5,730	$3,616	$5,116	$8,930	$28,725	$9,209	$3,017	$2,322	$83,588	$(60,113)	$23,475
Income from consolidated entities attributable to noncontrolling interests	(2,295)	(1,490)	-	-	-	-	-	-	-	-	-	-	(3,785)	1,216	(2,569)
Net loss attributable to redeemable noncontrolling interests in operating partnership	-	-	-	-	-	-	-	-	-	-	-	-	-	(1,994)	(1,994)
Net income (loss) attributable to the Company	6,491	4,188	1,180	1,279	5,730	3,616	5,116	8,930	28,725	9,209	3,017	2,322	79,803	(60,891)	18,912
Non-property adjustments	-	-	-	-	-	-	-	-	(26,359)	-	42	-	(26,317)	26,317	-
Interest Income	-	-	-	-	-	(3)	(2)	(12)	-	(6)	(2)	-	(25)	(107)	(132)
Interest expense	-	-	1,676	-	-	1,481	-	-	-	-	1,728	-	4,885	23,775	28,660
Amortization of loan cost	-	-	119	-	-	24	-	-	-	-	376	-	519	1,887	2,406
Depreciation and amortization	4,687	4,497	3,198	1,789	2,016	4,384	3,150	1,851	834	2,838	2,318	2,780	34,342	-	34,342
Income tax expense (benefit)	-	(88)	-	-	-	20	-	-	-	-	(1)	-	(69)	1,091	1,022
Non-Hotel EBITDA ownership expense	(147)	45	40	530	14	241	59	34	(36)	26	146	38	990	(990)	-
(Income) loss from consolidated entities attributable to noncontrolling interests	2,295	1,490	-	-	-	-	-	-	-	-	-	-	3,785	(3,785)	-
Hotel EBITDA including amounts attributable to noncontrolling interest	13,326	10,132	6,213	3,598	7,760	9,763	8,323	10,803	3,164	12,067	7,624	5,140	97,913	(12,703)	85,210
Less: EBITDA adjustments attributable to non-controlling interest	(1,042)	(1,038)	-	-	-	-	-	-	-	-	-	-	(2,080)	(1,273)	(3,353)
(Income) loss from consolidated entities attributable to noncontrolling interests	(2,295)	(1,490)	-	-	-	-	-	-	-	-	-	-	(3,785)	3,785	-
Net income (loss) attributable to redeemable noncontrolling interest in operating partnership	-	-	-	-	-	-	-	-	-	-	-	-	-	1,994	1,994

Hotel EBITDA attributable to the Company and OP unitholders	$9,989	$7,604	$6,213	$3,598	$7,760	$9,763	$8,323	$10,803	$3,164	$12,067	$7,624	$5,140	$92,048	$(8,197)	$83,851

Non-comparable adjustments	-	-	-	-	-	-	-	-	(3,164)	-	-	-	(3,164)	-
Comparable Hotel EBITDA	$13,326	$10,132	$6,213	$3,598	$7,760	$9,763	$8,323	$10,803	$-	$12,067	$7,624	$5,140	$94,749	$(12,703)

ALL HOTELS NOT UNDER RENOVATION	$13,326	$10,132	$6,213	$3,598	$7,760	$9,763	$8,323	$-	$-	$12,067	$7,624	$5,140	$83,946

NOTES:

(1)   The above comparable information assumes the eleven hotel properties owned and included in the Company’s operations at September 30, 2016, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotels acquired during the period offset by results from hotels sold during the period.

(2)   All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition. Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates

Exhibit 1

	ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA (in thousands) (unaudited)
	Nine months Ended September 30, 2015
	Capital Hilton Washington DC	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Philadelphia Courtyard Downtown	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Seattle Courtyard Downtown	Seattle Marriott Waterfront	St. Thomas Ritz- Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Ashford Hospitality Prime, Inc.

Net income (loss)	$6,912	$5,681	$(491)	$897	$5,367	$3,406	$5,368	$8,980	$3,673	$8,644	$-	$2,256	$50,693	$(49,276)	$1,417
Income from consolidated entities attributable to noncontrolling interests	(1,815)	(1,491)	-	-	-	-	-	-	-	-	-	-	(3,306)	2,238	(1,068)
Net loss attributable to redeemable noncontrolling interests in operating partnership	-	-	-	-	-	-	-	-	-	-	-	-	-	(671)	(671)
Net income (loss) attributable to the Company	5,097	4,190	(491)	897	5,367	3,406	5,368	8,980	3,673	8,644	-	2,256	47,387	(47,709)	(322)
Non-property adjustments	-	(1)	-	-	-	-	-	-	-	-	-	-	(1)	1	-
Interest Income	-	(1)	-	-	-	(1)	-	(9)	-	(5)	-	(2)	(18)	(3)	(21)
Interest expense	-	-	1,506	-	-	1,508	-	-	-	-	-	-	3,014	23,211	26,225
Amortization of loan cost	-	-	521	-	-	24	-	-	-	-	-	-	545	1,290	1,835
Depreciation and amortization	4,962	4,320	4,712	599	1,967	4,313	3,075	1,700	1,558	3,027	-	2,151	32,384	-	32,384
Income tax expense (benefit)	-	171	-	-	-	11	-	-	-	-	-	-	182	189	371
Non-Hotel EBITDA ownership expense	390	28	19	154	11	10	77	10	(117)	71	-	(27)	626	(626)	-
(Income) loss from consolidated entities attributable to noncontrolling interests	1,815	1,492	-	-	-	-	-	-	-	-	-	-	3,307	(3,307)	-
Hotel EBITDA including amounts attributable to noncontrolling interest	12,264	10,199	6,267	1,650	7,345	9,271	8,520	10,681	5,114	11,737	-	4,378	87,426	(26,954)	60,472
Less: EBITDA adjustments attributable to non-controlling interest	(1,250)	(1,058)	-	-	-	-	-	-	-	-	-	-	(2,308)	(990)	(3,298)
(Income) loss from consolidated entities attributable to noncontrolling interests	(1,815)	(1,492)	-	-	-	-	-	-	-	-	-	-	(3,307)	3,307	-
Net income (loss) attributable to redeemable noncontrolling interest in operating partnership	-	-	-	-	-	-	-	-	-	-	-	-	-	671	671

Hotel EBITDA attributable to the Company and OP unitholders	$9,199	$7,649	$6,267	$1,650	$7,345	$9,271	$8,520	$10,681	$5,114	$11,737	$-	$4,378	$81,811	$(23,966)	$57,845

Non-comparable adjustments	-	-	-	1,054	-	-	-	-	(5,114)	-	7,668	-	3,608
Comparable Hotel EBITDA	$12,264	$10,199	$6,267	$2,704	$7,345	$9,271	$8,520	$10,681	$-	$11,737	$7,668	$4,378	$91,034

ALL HOTELS NOT UNDER RENOVATION	$12,264	$10,199	$6,267	$2,704	$7,345	$9,271	$8,520	$-	$-	$11,737	$7,668	$4,378	$80,353

NOTES:

(1)   The above comparable information assumes the eleven hotel properties owned and included in the Company’s operations at September 30, 2016, were owned as of the beginning of each of the periods presented.

(2)   All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition. Adjustments have been made to the pre-acquisition results as indicated below:

(a) Management fee expense was adjusted to reflect current contractual rates